ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated October 24, 2013,
 to the Prospectus dated April 29, 2013 and Supplemented on July 26, 2013 and September 16, 2013

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following changes are made, effective October 24, 2013, to the prospectus for the AZL BlackRock Capital Appreciation Fund:

The Principal Investment Strategies of the Fund, beginning on page 3, are revised to add the following:

The Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

The Principal Risks of Investing in the Fund, on page 4, are revised to add the following:

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

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In the section More About the Funds, Investments Risks, beginning on page 115, the AZL BlackRock Capital Appreciation Fund is added to the lists of Funds subject to Depositary Receipt Risk, on page 118, and Foreign Risk, on page 121.

AZLPRO-003-0413